                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 REPORTING REQUIREMENTS

                                    FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        July 19, 2001
                                                 -----------------------------


                           KING PHARMACEUTICALS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


                 Tennessee                               0--24425                             54-1684963
---------------------------------------------           ------------         ---------------------------------------
(State or other jurisdiction of incorporation    (Commission file number)    (I.R.S. Employer Identification Number)
             of incorporation)


 501 Fifth Street, Bristol, Tennessee                            37620
--------------------------------------                         --------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code    (423) 989-8000
                                                   --------------------


                                 Not Applicable
                               ------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 9.  Regulation FD Disclosure

         King Pharmaceuticals, Inc., a Tennessee corporation, is filing this additional per share information as a result of the four for three stock split declared by the board of directors on June 20, 2001 for shareholders of record as of July 3, 2001, distributed on July 19, 2001.

                           KING PHARMACEUTICALS, INC.
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                          For the Year Ended
                                          -------------------------------------------------------------------------------------
                                              December 31, 1998            December 31, 1999             December 31, 2000
                                              -----------------            -----------------             -----------------
                                           Pre-split     Post-split      Pre-split     Post-split     Pre-split     Post-split
                                          -----------    -----------    -----------    -----------   -----------    -----------
Net income ............................   $    79,487    $    79,487    $    99,937    $    99,937   $    64,509    $    64,509
                                          -----------    -----------    -----------    -----------   -----------    -----------

Basic income per common share:
  Continuing operations ...............   $      0.43    $      0.32    $      0.65    $      0.48   $      0.64    $      0.48
  Discontinued operations .............          0.13           0.09          --             --            --             --
  Extraordinary item ..................         (0.03)         (0.02)         (0.01)         --            (0.25)         (0.18)
                                          -----------    -----------    -----------    -----------   -----------    -----------
  Net income ..........................   $      0.53    $      0.39    $      0.64    $      0.48   $      0.39    $      0.30
                                          -----------    -----------    -----------    -----------   -----------    -----------

Diluted income per common share:
  Continuing operations ...............   $      0.43    $      0.32    $      0.63    $      0.47   $      0.63    $      0.47
  Discontinued operations .............          0.12           0.09          --             --            --             --
  Extraordinary item ..................         (0.03)         (0.02)         --             --            (0.24)         (0.18)
                                          -----------    -----------    -----------    -----------   -----------    -----------
  Net income ..........................   $      0.52    $      0.39    $      0.63    $      0.47   $      0.39    $      0.29
                                          -----------    -----------    -----------    -----------   -----------    -----------

Shares used in basic income per share .       151,172        201,558        155,848        207,792       163,329        217,766
Shares used in diluted income per share       153,095        204,122        158,668        211,552       166,772        222,357

                           KING PHARMACEUTICALS, INC.
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                          For the Quarter Ended
                                     -----------------------------------------------------------------------------------------------
                                         March 31, 2000           June 30, 2000         September 30, 2000       December 31, 2000
                                         --------------           -------------         ------------------       -----------------
                                     Pre-split   Post-split   Pre-split   Post-split   Pre-split  Post-split   Pre-split  Post-split
                                     ---------   ----------   ---------   ----------   ---------  ----------   ---------  ----------
Net income .......................   $  9,796     $  9,796     $ 26,435    $ 26,435     $(21,071)  $(21,071)   $ 49,349    $ 49,349
                                     --------     --------     --------    --------     --------   --------    --------    --------
Basic income per common share:
  Income before extraordinary item   $   0.06     $   0.05     $   0.19    $   0.14     $   0.05   $   0.04    $   0.32    $   0.24
  Extraordinary item .............         --           --        (0.03)      (0.02)       (0.18)     (0.14)      (0.03)      (0.02)
                                     --------     --------     --------    --------     --------   --------    --------    --------
  Net income .....................   $   0.06     $   0.05     $   0.16    $   0.12     $  (0.13)  $  (0.10)   $   0.29    $   0.22
                                     --------     --------     --------    --------     --------   --------    --------    --------

Diluted income per common share:
  Income before extraordinary item   $   0.06     $   0.05     $   0.19    $   0.14     $   0.05   $   0.04    $   0.32    $   0.24
  Extraordinary item .............         --           --        (0.03)      (0.02)       (0.17)     (0.13)      (0.03)      (0.02)
                                     --------     --------     --------    --------     --------   --------    --------    --------
  Net income .....................   $   0.06     $   0.05     $   0.16    $   0.12     $  (0.12)  $  (0.09)   $   0.29    $   0.22
                                     --------     --------     --------    --------     --------   --------    --------    --------

Shares used in basic income
  per share ......................    156,771      209,023      160,594     214,120      165,738    220,978     168,926     225,229
Shares used in diluted income
  per share ......................    160,396      213,856      164,076     218,763      169,584    226,106     171,885     229,174

                           KING PHARMACEUTICALS, INC.
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                        For the Quarter Ended
                                    ----------------------------------------------------------------------------------------------
                                        March 31, 2000          March 31, 2001           June 30, 2000           June 30, 2001
                                        --------------          --------------           -------------           -------------
                                    Pre-split    Post-split  Pre-split  Post-split   Pre-split  Post-split   Pre-split  Post-split
                                    ---------    ----------  ---------  ----------   ---------  ----------   ---------  ----------
Net income........................  $  9,796      $  9,796   $  44,174  $  44,174    $  26,435  $  26,435    $  56,848  $  56,848
                                    --------      --------   ---------  ---------    ---------  ---------    ---------  ---------
Basic income per common share:
  Income before extraordinary item  $   0.06      $   0.05   $    0.26  $    0.19    $    0.19  $    0.14    $    0.33  $    0.25
  Extraordinary item..............        --            --          --         --        (0.03)     (0.02)          --         --
  Cumulative effect of change in
    accounting principle..........        --            --          --         --           --         --           --         --
                                    --------      --------   ---------  ---------    ---------  ---------    ---------  ---------
  Net income......................  $   0.06      $   0.05   $    0.26  $    0.19    $    0.16  $    0.12    $    0.33  $    0.25
                                    --------      --------   ---------  ---------    ---------  ---------    ---------  ---------

Diluted income per common share:
  Income before extraordinary item  $   0.06      $   0.05   $    0.26  $    0.19    $    0.19  $    0.14    $    0.33  $    0.25
  Extraordinary item..............        --            --          --         --        (0.03)     (0.02)          --         --
  Cumulative effect of change in
    accounting principle .........        --            --          --         --           --         --           --         --
                                    --------      --------   ---------  ---------    ---------  ---------    ---------  ---------

  Net income......................  $   0.06      $   0.05   $    0.26  $    0.19    $    0.16  $    0.12    $    0.33  $    0.25
                                    --------      --------   ---------  ---------    ---------  ---------    ---------  ---------

Shares used in basic income
  per share.......................   156,771       209,023    171,047     228,057      160,594    214,120      171,543    228,718
Shares used in diluted income
  per share.......................   160,396       213,856    173,003     230,665      164,076    218,763      173,320    231,088

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         KING PHARMACEUTICALS, INC.


Date: July 23, 2001                      By:   /s/ James R. Lattanzi
                                               ---------------------------
                                               James R. Lattanzi
                                               Chief Financial Officer